EXHIBIT 23


           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements, File Nos. 33-24182,
33-24183, 33-51899, 33-28995, 33-37454, 33-39695, 33-56637 and
333-03657.



                                         /s/Arthur Andersen LLP
Cincinnati, Ohio                        Arthur Andersen LLP
 December 16, 1997